SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation First Quarter 2020 May 7, 2020

DISCLAIMER This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. The enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "DFA") (the “Final Rule") were enacted by the Federal Reserve System (the "Federal Reserve") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an intermediate holding company (“IHC”). Due to its U.S. non-branch total consolidated asset size, Santander is subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non-bank subsidiaries previously outside the Company to the Company, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp (“SBC”), Banco Santander International (“BSI”), Santander Investment Securities, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries. On July 1, 2017, an additional Santander subsidiary, SFS, a finance company located in Puerto Rico, was transferred to the Company. Additionally, effective July 2, 2018, Santander transferred SAM to the IHC. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by forward-looking statements are: (1) the adverse impact of COVID-19 on our business, financial condition, liquidity and results of operations; (2) the effects of regulation, actions and/or policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau (the “CFPB”), and other changes in monetary and fiscal policies and regulations, including policies that affect market interest rates and money supply, as well as in the impact of changes in and interpretations of generally accepted accounting principles in the United States of America ("GAAP"), including adoption of the Financial Accounting Standards Board’s current expected credit losses credit reserving framework, the failure to adhere to which could subject SHUSA and/or its subsidiaries to formal or informal regulatory compliance and enforcement actions and result in fines, penalties, restitution and other costs and expenses, changes in our business practices, and reputational harm; (3) SHUSA’s ability to manage credit risk that may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower of collateral; (4) the slowing or reversal of the current U.S. economic expansion and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit losses; (5) acts of God, including pandemics and other significant public health emergencies, and other natural disasters; (6) inflation, interest rate, market and monetary fluctuations, including effects from the pending discontinuation of the London Interbank Offered Rate as an interest rate benchmark, may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (7) the pursuit of protectionist trade or other related policies, including tariffs by the U.S., its global trading partners, and/or other countries, and/or trade disputes generally; (8) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets, including economic instability and recessionary conditions in Europe and the eventual exit of the United Kingdom from the European Union; (9) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (10) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (11) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its subsidiaries’ ability to pay dividends to it; (12) changes in credit ratings assigned to SHUSA or its subsidiaries; (13) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (14) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the success of our marketing efforts to customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (15) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA and cause SHUSA to lose business or market share; (16) Santander Consumer USA Inc.’s (“SC’s”) agreement with Fiat Chrysler Automobiles US LLC (“FCA”) may not result in currently anticipated levels of growth, is subject to performance conditions that could result in termination of the agreement, and is also subject to an option giving FCA the right to acquire an equity participation in the Chrysler Capital portion of SC’s business; (17) consumers and small businesses may decide not to use banks for their financial transactions, which could impact our net income; (18) changes in customer spending, investment or savings behavior; (19) loss of customer deposits that could increase our funding costs; (20) the ability of SHUSA and its third-party vendors to convert, maintain and upgrade, as necessary, SHUSA’s data processing and other information technology (“IT”) infrastructure on a timely and acceptable basis, within projected cost estimates and without significant disruption to our business; (21) SHUSA’s ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business, including as a result of cyber-attacks, technological failure, human error, fraud or malice, and the possibility that SHUSA’s controls will prove insufficient, fail or be circumvented; (22) changes to tax laws and regulations and the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (23) the costs and effects of regulatory or judicial actions or proceedings, including possible business restrictions resulting from such actions or proceedings; and (24) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; and (25) acts of terrorism or domestic or foreign military conflicts; and (26) the other factors that are described in Part I, Item IA – Risk Factors of SHUSA’s 2019 Annual Report on Form 10-K. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. 2

SANTANDER GROUP Banco Santander, S.A. (SAN SM, STD US, BNC LN) is a leading retail and commercial bank, founded in 1857 and headquartered in Spain. It has a meaningful presence in 10 core markets in Europe and the Americas, and is one of the largest banks in the world by market capitalization. The United States is a core market for Santander Group, contributing 11% to Q1 2020 underlying attributable profit Q1 2020 Loans & Advances to Customers1 Contribution to Q1 2020 Underlying attributable profit2 Spain, 15% Europe Brazil, 29% South 3 America €2.4B SCF, 13% Underlying Attributable Profit1 Chile, 5% UK, 8% Argentina, 2% Portugal, 5% Poland, 2% Mexico, 10% USA, 11% North America 3 1 Loans and advances to customers excluding reverse repos 2 Underlying profit weight excludes Corporate Centre (EUR -434 mn) and Santander Global Platform 3 South America’s weight includes Uruguay & Andean Region (EUR 53 mn)

SANTANDER US SHUSA is an intermediate holding company (“IHC”) for Santander US entities and issues senior unsecured notes under the ticker symbol “SOV” SHUSA Highlights 7 major locations $152B in assets 16,900 employees 5M customers Santander SHUSA 100% Ownership SBNA – Retail Bank SC – Auto Finance BSI – Private Banking SIS – Broker Dealer BSPR – Retail Bank 100% Ownership 76.5% Ownership 100% Ownership 100% Ownership 100% Ownership $88B Assets $47B Assets $6B Assets $5B Assets $6B Assets Products include: • Preferred auto • Private wealth Investment banking • Top 3 retail bank in • C&I and commercial finance provider to management for HNW services include: Puerto Rico • Multi-family Fiat-Chrysler and UHNW clients • Global markets • Established in 1972 • Residential mortgage • Leading auto loan • Global transaction • SHUSA recently • Dealer floorplan and lease originator banking agreed to sell Puerto financing and servicer • Global debt financing Rico’s retail and • #1 auto ABS issuer in • Corporate finance commercial franchise 2019 to FirstBank Puerto Rico 4 * As of March 31, 2020

SANTANDER BANK SBNA is a regional retail consumer bank with a stable deposit base in the northeast US SBNA Highlights 575 branches 10,000 employees 2.1 million customers Other Loans, Goodwill, 4% 1% Home Equity, 5% C&I and Other Other Assets, Commercial, 7% 22% Auto Loans SBNA, 8% » Continue to improve loyalty and the customer experience $88B across digital & physical channels in consumer bank » Improve earning asset mix to drive further improvement in CRE, 8% Assets margins Investments, » Online digital customers growth of 4% QPYQ* driven by 17% roll-out of enhancements and digital capabilities Cash, 9% Residential, Multi-family, 9% 10% 5 * Quarter over prior-year quarter

SANTANDER CONSUMER USA SC is a large and established auto finance provider across the full credit spectrum with demonstrated success through credit cycles SC Highlights 9 servicing centers 1.1M loans/leases 5,000 employees 2.9M customers Indirect Auto and OEM Direct Auto Relationships » $60 billion in managed assets (includes $31B of loans, $18B of leases and $10B of assets serviced for others) » Preferred auto finance provider for FCA US LLC providing loans, leases, dealer floorplan Digital Auto » Leading auto ABS issuer in 2019 6

COVID-19

Santander US COVID-19 Relief Efforts

Employees

- 90%+ of employees outside the retail network are working from home
- Temporary Emergency Paid Leave Program, premium compensation to frontline employees
- 75% of Santander Bank branches remain open with enhanced sanitization protocols

Communities

- SAN US will provide $25M in financing to Community Development Financial Institutions
- SC donated $3M to organizations serving vulnerable populations hardest hit by the crisis

SC

- Payment deferrals, late charge waivers, lease extensions, temporarily suspended involuntary repossessions
- Partnered with Fiat Chrysler to launch new subvented programs

SBNA

- Temporary payment suspension, refunding late payment and overdraft fees
- Suspended collection calls and mortgage/HELOC foreclosures
- Waiving CD early withdrawal penalties and outgoing wire fees
- SBNA deploying substantial resources to support the Paycheck Protection Program
- Relief programs for floorplan dealers

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Santander

EARNINGS HIGHLIGHTS

1Q20 Results Impacted by Reserves

CECL

- $651M of incremental reserves due to macroeconomic factors, primarily driven by COVID-19, excluding these reserves pre-tax income of $495M, up from $356M in Q1 2019
- Allowance ratio of 7.3%, up 330 bps from Q4 2019

Results

- Santander Bank deposits of $58.4B, up 9% YoY in line with balance sheet growth
- SC total auto originations of ~$7.0B, including $1.1B in loans generated through Santander Bank
- SC's penetration rate with Fiat Chrysler 39%, up from 31% during Q1 2019

Credit Performance

- Santander Bank NPL ratio of 0.67% down from 33 bps YoY
- Oil & Gas, Retail, Restaurants, Hotel and Entertainment represent less than 3% of the SBNA portfolio
- SC net charge-off ratio of 7.7%, down 90 bps YoY

Liquidity & Capital

- CET1 ratio of 14.3%, down from 15.4% as of March 31, 2019
- SHUSA's ownership of SC increased to 76.5%, driven by a $455M tender offer
- SHUSA accessed nearly $450M in funding during April
- SC issued $2.1B in ABS during Q1 and an additional $965M during April

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Santander

CURRENT EXPECTED CREDIT LOSSES (“CECL”) IMPACT Dollars in Millions (Unaudited) (Estimated)1 (Audited) Allowance Ratios March 31, 2020 January 1, 2020 December 31, 2019 Total Loans Held for Investment (LHFI) $93,006 $92,705 $92,705 Total Allowance for Credit Loss (ACL)2 $6,794 ~$6,284 $3,738 Total Allowance Ratio 7.3% ~6.8% 4.0% » As of the end of Q1 2020, total allowance increased $3.0B compared to 12/31/2019 • $2.5B increase due to Day 1 adoption CECL • $0.5B increase includes $651M increase driven by macroeconomic factors and COVID-19 reserves, partially offset by balance change and portfolio mix • Total allowance coverage ratio increases to 7.3% » SHUSA is electing to defer CECL’s effect on regulatory capital for two years followed by a three-year phase-in period per regulatory guidance 9 1 Estimated and subject to change due to various internal and external factors 2 Includes ACL for unfunded commitments

SHUSA QUARTERLY PROFITABILITY Q1 2020 impacted by $651M of macroeconomic reserves primarily due to COVID-19, adjusted for these reserves pre-tax income for Q1 totaled $495M NET INTEREST INCOME ($M) PRE-TAX PRE-PROVISION INCOME ($M) $1,603 $1,622 $1,619 $1,599 $1,586 $1,043 $1,030 $956 $987 $821 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 PRE-TAX INCOME ($M) NET INCOME1,2 ($M) $562 $407 $383 $356 $270 $240 $213 $126 $(123) $(156) 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 10 1 Net income does includes noncontrolling interest. 2 See Page 22 for the consolidating income statement.

NIM AND INTEREST RATE RISK (IRR) SENSITIVITY SHUSA’s asset sensitive position has decreased since Q1 2019 NET INTEREST MARGIN SHUSA INTEREST RATE RISK (Change in annual net interest income for parallel rate movements) SC Up 100bps 10.1% 10.0% 10.0% 2.5% 2.5% 9.5% 9.2% 1.8% 1.3% 1.5% SHUSA 0.02% 5.8% 5.7% 5.6% 5.4% 5.3% 1Q19 2Q19 3Q19 4Q19 1Q20 SBNA Down 100bps -1.1% 3.2% 3.1% 3.0% 2.8% 2.7% -1.9% -2.8% -2.7% 1Q19 2Q19 3Q19 4Q19 1Q20 11

BALANCE SHEET OVERVIEW 1 SHUSA’s balance sheet grew 9% YoY through auto originations at SC and SBNA Goodwill and Other Intangibles, Savings, 3% SC revolving credit 4% Other Consumer Loans, 1% facilities, 4% Home Equity, 3% SC secured structured Certificates of financings, 18% Auto Loans SBNA, 4% deposit, 5% Other Assets 2 Auto Loans SC, (incl. restricted 20% Cash), 4% Other Liabilities, 5% CRE, 6% FHLB $130B Borrowings, $152B 6% Liabilities Multi-family, 6% C&I and Other Money Assets Other Borrowings, $22B market, Commercial, 7% 18% 16% Residential, 6% Equity Interest-bearing demand , 7% Cash, 8% Investments, Noninterest- Equity (including 12% bearing demand, NCI), 15% Operating Lease Assets, 11% 11% 12 1 See page 23 for the consolidated balance sheet 2 Includes loans held for sale and allowance for loan and lease losses

BALANCE SHEET TRENDS Balance sheet trend1 reflects auto loan and lease growth funded by deposits and borrowed funds ASSETS ($B) LIABILITIES & EQUITY ($B) Gross Loans Investments Leases Other Assets Short Term Funds IB Deposits Borrowed Funds Equity NIB Deposits Other Liabilities $147 $149 $152 $152 $144 $144 $147 $149 $139 12 $139 8 8 8 7 7 7 8 12 12 11 6 6 15 17 12 13 15 15 16 16 17 15 14 15 25 24 22 19 24 25 15 16 18 18 51 53 46 49 49 90 92 93 94 94 48 49 51 53 53 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 LOANS & LEASES ($B) DEPOSITS ($B) Auto C&I CRE Leases Res. Mtg Other Money Market NIB Deposits IB Deposits CD Savings Other $109 $110 $111 $68 $70 $104 $106 $67 3 3 $63 $64 2 4 6 6 3 14 13 1 1 6 15 14 6 6 8 16 9 10 16 16 17 8 9 14 15 11 10 10 17 17 17 9 9 17 17 15 17 15 15 15 24 24 24 24 25 24 24 26 27 28 30 32 34 36 37 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 13 1 See pages 32 and 33 for trend detail on SBNA loan portfolio

BORROWED FUNDS PROFILE Public issuances consist of SHUSA unsecured debt and SC auto ABS SHUSA CONSOLIDATED ($B) SHUSA HOLDCO ($B) SHUSA Debt SBNA SC ABS SC Amortizing SC Credit Facilities TLAC Eligible TLAC Ineligible SHUSA Debt $9.9 $50.7 $53.0 $9.4 1.4 0.8 5.4 6.5 9.3 9.9 18.8 18.2 8.5 8.6 7.2 9.0 9.9 9.4 Q4 2019 Q1 2020 Q4 2019 Q1 2020 SBNA ($B) SC ($B) FHLB Bank Debt ABS Amortizing Credit Facilities SHUSA1 $9.0 0.1 $44.1 $7.2 $41.6 0.1 5.7 5.7 5.4 6.5 8.8 9.3 9.9 7.0 18.8 18.2 Q4 2019 Q1 2020 Q4 2019 Q1 2020 14 1 Related party funding from SHUSA to SC is eliminated at the consolidated level

SHUSA DEBT & TLAC During 1Q20: » SHUSA repurchased $1.0B of its 2.65% senior notes due April 2020 » SHUSA issued $0.5B of 5.83% senior notes due March 2023 to Santander, an affiliate As of 1Q20, SHUSA met the Federal Reserve TLAC and Long-term debt (“LTD”) requirements1, with 21.8% TLAC, 7.3% LTD1 and a CET1 ratio of 14.3% DEBT MATURITY SCHEDULE ($ in Billions) $2.7 $0.5 Sr. Debt 5.827% $1.8 $1.2 $0.8 Sr. $1.3 L+100 Sr. Debt $1.1 $1.1 $0.4 2.875% $0.9 Sr. L+100 $1.0 1.1 $0.6 $1.0 $0.9 $0.8 Sr. Debt Sr. Debt Sr. Debt Sr. Debt Sr. Debt Sr. Debt Sr. Debt 4.50% $0.1 3.40% 4.40% 4.45% 3.70% 3.50% 3.244% Sr. L+100 2020 2021 2022 2023 2024 2025 2026 2027 Public issuance Private placement Internal TLAC 15 1 SHUSA’s requirement is 20.5% for TLAC and 6.0% for LTD as a percentage of risk-weighted assets

CAPITAL RATIOS Modest decline in ratios1 due to asset growth and regulator approved capital actions CET1 TIER 1 LEVERAGE RATIO 15.4% 13.9% 15.0% 15.0% 13.7% 14.6% 13.6% 14.3% 13.1% 12.6% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO 16.7% 16.3% 18.1% 16.2% 17.7% 17.7% 15.8% 17.2% 15.3% 16.7% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 16 1 Capital ratios calculated under the U.S. Basel III framework on a transitional basis.

SBNA ASSET QUALITY CECL build and COVID-19 reserves contributed to allowance increases in the quarter ANNUALIZED NET CHARGE-OFF RATIO NPL RATIO1 1.00% 0.92% 0.82% 0.57% 0.75% 0.50% 0.67% 0.46% 0.36% 0.27% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 ALLL TO TOTAL LOANS2 RESERVE COVERAGE (ALLL/NPL) 270.1% 1.49% 1.05% 1.02% 118.3% 128.1% 0.97% 0.96% 104.6% 110.4% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 17 1 NPLs = Non accruing loans plus accruing loans 90+ days past due (“DPD”) 2 ALLL = Allowance for loan and lease losses

SC AUTO ORIGINATIONS Three Months Ended Originations % Variance ($ in Millions) Q1 2020 Q4 2019 Q1 2019 QoQ YoY Total Core Retail Auto $ 2,306 $ 2,427 $ 2,620 (5%) (12%) Chrysler Capital Loans (<640)1 1,190 1,313 1,331 (9%) (11%) Chrysler Capital Loans (≥640)1 1,432 1,935 1,112 (26%) 29% Total Chrysler Capital Retail 2,622 3,248 2,443 (19%) 7% Total Leases 2 2,024 1,816 1,967 11% 3% Total Auto Originations3 $ 6,952 $ 7,491 $ 7,030 (7%) (1%) SBNA Originations 4 $ 1,081 $ 1,895 $ 1,036 (43%) 4% 1 Approximate FICOs 18 2 Includes nominal capital lease originations 3 Includes SBNA Originations 4 SBNA Originations remain off of SC’s balance sheet in the Service For Others portfolio

SC AUTO LOAN ASSET QUALITY Delinquency Ratios: 30-59 Days Delinquent, RICs, HFI 11.0% Early stage delinquencies decreased 10 bps YoY 9.4% 9.5% 9.7% 8.4% 8.3% Delinquency Ratios: >59 Days Delinquent, RICs, HFI 6.0% Late stage delinquencies increased 40 bps YoY 5.1% 4.7% 4.7% 4.6% 4.2% Gross Charge-off Rates 20.2% 19.5% 18.3% Gross charge-off rates decreased 400 bps YoY 17.3% 16.1% 15.5% Net Charge-off Rates1 10.6% 8.6% 8.1% 8.3% 7.7% Net charge-offs decreased 90 bps YoY 6.4% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 19 1 Net Charge-off rates on retail installment contracts, held for investment

RATING AGENCIES SHUSA and SBNA ratings impacted by overall ratings of Banco Santander with recent revisions to outlook from both Fitch and S&P SHUSA LONG TERM SENIOR UNSECURED RATINGS RATINGS BY SANTANDER ENTITY & CATEGORY ST LT Deposits Deposits Sr. Debt Santander F-2 A A- Negative outlook SHUSA F-2 N/A BBB+ (April 29, 2020) SBNA F-2 A- BBB+ Santander A-1 A-1 A Negative outlook SHUSA A-2 N/A BBB+ (April 1, 2020) SBNA A-2 A-2 A- Santander P-1 A-2 A2 Stable outlook SHUSA N/A N/A N/A (December 14, 2017) SBNA P-1 A2 Baa1 20

APPENDIX

CONSOLIDATING INCOME STATEMENT For the year three-month period ended March 31, 2020 ($ in Millions) SBNA SC Other(1) IHC Entities(2) SHUSA Interest income $ 665 $ 1,339 $ 6 $ 100 $ 2,110 Interest expense (157) (329) (24) (14) (524) Net interest income $ 508 $ 1,010 $ (18) $ 86 $ 1,586 Fees & other income/(expense) 135 775 $ (28) 136 1,018 Other non interest income 11 - $ (3) 1 9 Net revenue/(loss) $ 654 $ 1,785 $ (49) $ 223 $ 2,613 General, administrative and other expenses (520) (883) (36) (144) (1,583) Provision for credit losses (255) (908) - (23) (1,186) Income/(loss) before taxes $ (121) $ (6) $ (85) $ 56 $ (156) Income tax (expense)/benefit 42 2 2 (13) 33 Net income/(loss) (79) (4) (83) 43 (123) Less: Net income attributable to NCI(3) - 4 - - 4 Net income attributable to SHUSA (79) (8) (83) 43 (127) 22 1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation. 2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. 3 SHUSA net income includes NCI.

CONSOLIDATING BALANCE SHEET

($ in Millions)	SBNA	SC	Other[1]	IHC Entities[2]	SHUSA
	For the year three-month period ended March 31, 2020				
Assets					
Cash and cash equivalents	$ 7,710	$ 502	$ 1,083	$ 2,589	$ 11,884
Investments available-for-sale at fair value	9,581	95	2,607	-	12,283
Investments held-to-maturity	4,390	-	-	-	4,390
Other investment securities[3]	1,064	-	26	-	1,090
Loans held for investment ("HFI")	55,302	30,830	2,705	4,169	93,006
Less ALLL	(999)	(5,460)	(158)	(7)	(6,624)
Total loans HFI, net	$ 54,303	$ 25,370	$ 2,547	$ 4,162	$ 86,382
Goodwill	3,403	74	967	-	4,444
Other assets	7,118	21,054	3,254	246	31,672
Total assets	$ 87,569	$ 47,095	$ 10,484	$ 6,997	$ 152,145
Liabilities and Stockholder's Equity					
Deposits	$ 61,794	$ -	$ 1,555	$ 5,323	$ 68,672
Borrowings and other debt obligations	8,971	40,217	3,794	-	52,982
Other liabilities	3,096	1,732	3,285	154	8,267
Total liabilities	$ 73,861	$ 41,949	$ 8,634	$ 5,477	$ 129,921
Stockholder's equity including NCI	13,708	5,146	1,850	1,520	22,224
Total liabilities and stockholder's equity	$ 87,569	$ 47,095	$ 10,484	$ 6,997	$ 152,145

1 Includes holding company activities, IHC eliminations, and eliminations and purchase accounting marks related to SC consolidation.
2 The entities acquired in the formation of the IHC are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
3 Other investment securities include trading securities.

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SHUSA: QUARTERLY TRENDED STATEMENT OF OPS ($ in Millions) 1Q19 2Q19 3Q19 4Q19 1Q20 Interest income $ 2,141 $ 2,176 $ 2,185 $ 2,148 $ 2,110 Interest expense (538) (554) (566) (549) (524) Net interest income $ 1,603 $ 1,622 $ 1,619 $ 1,599 $ 1,586 Fees & other income 897 961 999 866 1,018 Other non interest income $ (2) 2 2 3 9 Net revenue $ 2,498 $ 2,585 $ 2,620 $ 2,468 $ 2,613 General, administrative, and other expenses (1,542) (1,542) (1,633) (1,647) (1,583) Provision for credit losses (600) (481) (604) (608) (1,186) Income before taxes $ 356 $ 562 $ 383 $ 213 $ (156) Income tax (expense)/benefit (116) (155) (113) (87) 33 Net income 240 407 270 126 (123) Less: Net income attributable to NCI 73 111 67 39 4 Net income attributable to SHUSA 167 296 203 87 (127) 1Q19 2Q19 2Q19 4Q19 1Q20 Net interest margin 5.8% 5.7% 5.6% 5.4% 5.3% 24

CAPITAL RATIO COMPARISON Santander US entities remain well-capitalized versus peers1 SHUSA SBNA SC SHUSA 14.3% SBNA 13.0% Peer 1 14.3% Peer 1 12.0% Peer 1 11.1% Peer 2 11.7% SC 13.8% Peer 3 11.3% Peer 2 9.5% Peer 2 12.0% Peer 4 11.1% Peer 3 9.5% Peer 5 9.7% Peer 3 11.7% Peer 6 9.5% Peer 4 9.4% Peer 7 9.5% Peer 4 11.3% Peer 8 9.4% Peer 5 9.4% Peer 9 9.4% Peer 5 9.4% Peer 6 9.4% Peer 10 9.4% Peer 6 9.4% Peer 11 9.3% Peer 7 9.2% Peer 12 9.2% Peer 8 9.0% Peer 7 9.3% Peer 13 9.0% Peer Median = 9.5% Peer Median = 9.4% Peer Median = 11.5% 25 1 Peers: ALLY, BBVA, BMO, BNP, COF, CIT, CFG, CMA, DFS, FITB, HBAN, KEY, MTB, MUFG, RF, TD, TF * Peer data from company filings as of Q1 2020

SHUSA: NON-GAAP TO GAAP RECONCILIATIONS ($ in Millions) 1Q19 2Q19 3Q19 4Q19 1Q20 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported $ 356 $ 562 $ 383 $ 213 $ (156) Provision for credit losses 600 481 604 608 1,186 Pre-tax pre-provision Income $ 956 $ 1,043 $ 987 $ 821 1,030 CET 1 to Risk-Weighted Assets CET 1 capital $ 16,979 $ 17,277 $ 17,504 $ 17,392 $ 17,113 Risk-weighted assets 110,469 114,877 116,652 118,898 120,055 Ratio 15.4% 15.0% 15.0% 14.6% 14.3% Tier 1 Leverage Tier 1 capital $ 18,397 $ 18,695 $ 18,888 $ 18,781 $ 18,311 Avg total assets, leverage capital purposes 132,154 136,165 139,301 143,057 144,758 Ratio 13.9% 13.7% 13.6% 13.1% 12.6% Tier 1 Risk-Based Tier 1 capital $ 18,397 $ 18,695 $ 18,888 $ 18,781 $ 18,311 Risk-weighted assets 110,469 114,877 116,652 118,898 120,055 Ratio 16.7% 16.3% 16.2% 15.8% 15.3% Total Risk-Based Risk-based capital $ 20,039 $ 20,391 $ 20,601 $ 20,480 $ 20,007 Risk-weighted assets 110,469 114,877 116,652 118,898 120,055 Ratio 18.1% 17.7% 17.7% 17.2% 16.7% 26

SBNA: QUARTERLY PROFITABILITY NET INTEREST INCOME ($M) PRE-TAX PRE-PROVISION INCOME ($M) $152 $600 4.00% $145 $541 $547 $140 $531 $520 $508 $134 $500 3.50% $400 3.00% 3.15% 3.11% $300 2.97% 2.50% $62 2.81% 2.72% $200 2.00% $100 1.50% $- 1.00% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19* 1Q20 Net Interest Margin PRE-TAX INCOME ($M) NET INCOME/(LOSS) ($M) $105 $85 $87 $92 $95 $76 $(1) $(2) 1Q19 2Q19 3Q19 4Q19* 1Q20 1Q19 2Q19 3Q19 4Q19* 1Q20 $(121) $(79) 27 * Includes non-recurring compensation expenses. Please see form 10- for further details.

SBNA: QUARTERLY TRENDED STATEMENT OF OPS ($ in Millions) 1Q19 2Q19 3Q19 4Q19 1Q20 Interest income $ 698 $ 719 $ 712 $ 695 $ 665 Interest expense (157) (172) (181) (175) (157) Net interest income $ 541 $ 547 $ 531 $ 520 $ 508 Fees & other income 130 142 180 151 135 Other non-interest income $ (2) 2 2 3 11 Net revenue $ 669 $ 691 $ 713 $ 674 $ 654 General, administrative & other expenses (529) (539) (568) (612) (520) Release of/(provision for) credit losses (48) (47) (50) (63) (255) Income before taxes $ 92 $ 105 $ 95 $ (1) $ (121) Income tax expense (16) (20) (8) (1) 42 Net income/(loss) 76 85 87 (2) (79) 1Q19 2Q19 3Q19 4Q19 1Q20 Net interest margin before provision 3.2% 3.1% 3.0% 2.8% 2.7% 28

SBNA: QUARTERLY AVERAGE BALANCE SHEET SBNA: QUARTERLY AVERAGE BALANCE SHEET 1Q20 4Q19 QoQ Change 1Q19 Average Yield/ Average Yield/ Average Yield/ Average Yield/ ($ in Millions) Balance Rate Balance Rate Balance Rate Balance Rate Assets Deposits and investments $ 19,703 2.05% $ 18,159 2.12% $ 1,544 (0.07%) $ 15,996 2.60% Loans 55,011 4.10% 56,042 4.28% (1,031) (0.18%) 52,622 4.51% Allowance for loan losses (886) - (542) - (344) - (546) - Other assets 10,311 - 9,889 - 422 - 9,108 - Total assets $ 84,139 3.16% $ 83,548 3.33% $ 591 (0.17%) $ 77,180 3.62% Liabilities and Stockholder's Equity Interest-bearing demand deposits $ 8,817 0.48% $ 8,937 0.48% $ (120) - $ 8,444 0.69% Noninterest-bearing demand deposits 12,206 - 12,223 - (17) - 12,320 - Savings 3,777 0.07% 3,731 0.06% 46 0.01% 3,817 0.69% Money market 28,648 1.02% 28,201 1.17% 447 (0.15%) 25,984 1.15% Certificates of deposit 7,723 1.74% 7,839 1.91% (116) (0.17%) 6,660 1.86% Borrowed funds 6,910 2.26% 6,502 2.57% 408 (0.31%) 4,373 3.27% Other liabilities 2,385 - 2,278 - 107 - 2,068 - Equity 13,673 - 13,837 - $ (164) - 13,514 - Total liabilities and stockholder's equity $ 84,139 0.74% $ 83,548 0.84% $ 591 (0.10%) $ 77,180 0.81% Net interest margin 2.72% 2.81% (0.09%) 3.15% 29

SBNA: FUNDING – DEPOSITS AVERAGE NON-MATURITY DEPOSIT AVERAGE TOTAL DEPOSIT BALANCE1 ($B) BALANCES1 ($B) Non-Maturity Deposit Balances Avg. Interest Cost Total Deposits Avg. Interest Cost 60.0 1.60% $57.8 $58.4 60.0 1.60% $50.0 $50.7 $53.7 $54.5 $55.2 $48.1 1.40% 50.0 $47.0 $47.3 1.40% 50.0 1.20% 1.20% 40.0 1.00% 40.0 0.93% 0.96% 0.80% 0.87% 0.89% 1.00% 0.74% 0.77% 0.74% 30.0 0.80% 0.78% 0.64% 30.0 0.80% 0.60% 0.60% 20.0 20.0 0.40% 0.40% 10.0 10.0 0.20% 0.20% - 0.00% - 0.00% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 30 1 Represents average quarterly balances. * SBNA total deposits less the SHUSA cash deposit held at SBNA.

SBNA: ASSET QUALITY NPLs CRITICIZED BALANCES1 $535 Criticized Balances Criticized Ratio $508 $453 $2,250 $2,230 10.00% $416 9.00% $370 $2,200 $2,142 8.00% $2,150 7.00% $2,093 $2,100 $2,065 $2,069 6.00% 5.00% -31% $2,050 4.00% $2,000 4.02% 4.05% 3.79% 3.73% 3.73% 3.00% $1,950 2.00% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 DELINQUENCY2 TEXAS RATIO3 0.75% 7.58% 0.62% 0.60% 7.02% 0.54% 6.43% 0.47% 5.33% 4.43% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 31 1 Criticized = loans that are categorized as special mention, substandard, doubtful, or loss 2 Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD 3 See page 37 for non-GAAP measurement reconciliation of Texas Ratio

SBNA: ASSET QUALITY (CONTINUED) Outstandings* NPLs to Total Loans Net Charge-Offs MORTGAGES HOME EQUITY 10,000,000,000 7.00% $9.1 $9.0 5,400,000,000 7.00% 9,000,000,000 $8.5 6.00% $5.2 $8.2 6.00% $7.8 5,200,000,000 $5.0 8,000,000,000 5.00% 5.00% 5,000,000,000 7,000,000,000 4.00% $4.8 4.00% 6,000,000,000 3.00% 4,800,000,000 $4.6 3.00% 5,000,000,000 2.00% 1.1% 4,600,000,000 1.1% 1.0% 0.7% 0.7% $4.5 2.00% 4,000,000,000 1.00% 4,400,000,000 1.00% 3,000,000,000 0.00% 1.8% 1.8% 1.9% 1.9% 2.1% 4,200,000,000 2,000,000,000 0.0% 0.0% 0.0% (0.1%) (0.2%) -1.00% 0.00% 0.1% 1,000,000,000 -2.00% (0.1%) (0.1% (0.1%) 0.0% 4,000,000,000 -1.00% - -3.00% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 COMMERCIAL REAL ESTATE1 SANTANDER REAL ESTATE CAPITAL (SREC) 10,000,000,000 7.0% 5,800,000,000 7.0% 9,000,000,000 $8.4 $8.5 $8.4 $8.5 $8.4 6.0% $5.7 6.0% 5,700,000,000 8,000,000,000 5.0% 5.0% 7,000,000,000 4.0% 5,600,000,000 4.0% $5.5 $5.5 6,000,000,000 3.0% 3.0% 5,500,000,000 $5.4 5,000,000,000 2.0% $5.3 2.0% 5,400,000,000 4,000,000,000 1.0% 1.0% 0.1% 0.0% 0.1% 0.1% 0.2% 0.1% 0.1% 0.1% 0.0% 0.0% 3,000,000,000 0.0% 0.0% 5,300,000,000 2,000,000,000 -1.0% 0.0% 0.0% 0.0% 0.0% 0.0% -1.0% 0.0% 0.0% 0.0% 0.0% 0.0% 5,200,000,000 -2.0% 1,000,000,000 -2.0% 5,100,000,000 -3.0% - -3.0% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 32 1 Commercial real estate (“CRE”) is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included . .in separate graph) * Dollars in billions

SBNA: ASSET QUALITY (CONTINUED) Outstandings* NPLs to Total Loans Net Charge-Offs COMMERCIAL BANKING1 CORPORATE & INVESTMENT BANKING 16,000,000,000 $14.9 $15.0 $15.2 $14.6 $15.0 7.0% 8,000,000,000 7.0% 6.0% $6.9 6.0% 14,000,000,000 7,000,000,000 $6.4 $6.1 5.0% $6.0 $6.0 5.0% 12,000,000,000 6,000,000,000 4.0% 4.0% 10,000,000,000 5,000,000,000 3.0% 3.0% 1.5% 1.4% 1.4% 8,000,000,000 1.3% 1.3% 2.0% 4,000,000,000 2.0% 0.9% 1.2% 0.4% 0.4% 1.0% 0.3% 1.0% 6,000,000,000 3,000,000,000 0.0% 0.0% 4,000,000,000 0.6% 0.7% 2,000,000,000 0.4% 0.4% 0.4% -1.0% 0.1% 0.3% -1.0% 0.0% 0.0% 0.3% 2,000,000,000 1,000,000,000 -2.0% -2.0% - -3.0% - -3.0% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 OTHER CONSUMER2 INDIRECT AUTO3 8,000,000,000 7.00% 1,800,000,000 7.00% $1.6 6.00% 7,000,000,000 $6.7 $1.5 6.00% $6.5 1,600,000,000 $1.5 $1.4 5.00% 5.00% 6,000,000,000 1,400,000,000 $1.3 $5.3 4.00% 5.3% 5.1% 4.00% 1,200,000,000 4.7% 4.8% 5,000,000,000 5.5% 3.00% 3.00% 1,000,000,000 $3.8 4,000,000,000 2.00% 2.00% 0.7% 0.8% 0.9% 800,000,000 0.5% 0.6% 1.00% 1.00% 3,000,000,000 1.6% 1.6% $2.3 600,000,000 1.3% 1.3% 1.4% 0.00% 0.00% 2,000,000,000 0.3% 0.3% 0.3% 0.4% 0.5% 400,000,000 -1.00% -1.00% 1,000,000,000 200,000,000 -2.00% -2.00% - -3.00% - -3.00% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 1 Commercial Banking = Equipment Finance & Leasing, Commercial Equipment Vehicle Finance-Strategic, Financial Institutions Coverage, International Trade Banking, Middle Market, Asset Based .Lending, Institutional-NonProfit, Government Banking, Life Sciences & Technology, Professional & Business Services, Energy Finance, Mortgage Warehouse, Other Non-Core Commercial, Chrysler .Auto Finance, .Footprint Dealer Floorplan and Commercial Banking Not Classified Elsewhere and all other Commercial Business segments. 33 2 Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & Retail run-off 3 Indirect Auto = Origination program assets through SC, full roll-out in Q2’18 * Dollars in billions

SBNA: CAPITAL RATIOS CET1 TIER 1 LEVERAGE RATIO 16.8% 13.9% 16.2% 16.0% 13.6% 13.4% 15.8% 15.7% 12.8% 12.6% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 TIER 1 RISK-BASED CAPITAL RATIO TOTAL RISK-BASED CAPITAL RATIO 17.8% 16.8% 17.2% 17.0% 16.2% 16.0% 15.8% 15.7% 16.8% 16.8% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 34 * Capital ratios calculated under the U.S. Basel III framework on a transitional basis.

SBNA: NON-GAAP TO GAAP RECONCILIATIONS ($ in Millions) 1Q19 2Q19 3Q19 4Q19 1Q20 SBNA Pre-Tax Pre-Provision Income Pre-tax income, as reported $ 92 $ 105 $ 95 $ (1) $ (121) (Release of)/provision for credit losses 48 47 50 63 255 Pre-tax pre-provision Income $ 140 $ 152 $ 145 $ 62 134 CET 1 to Risk-Weighted Assets CET 1 capital $ 10,239 $ 10,303 $ 10,335 $ 10,220 $ 10,173 Risk-weighted assets 61,057 63,635 64,543 64,678 64,971 Ratio 16.8% 16.2% 16.0% 15.8% 15.7% Tier 1 Leverage Tier 1 capital $ 10,239 $ 10,303 $ 10,335 $ 10,220 $ 10,173 Avg total assets, leverage capital purposes 73,903 75,719 77,262 80,007 80,825 Ratio 13.9% 13.6% 13.4% 12.8% 12.6% Tier 1 Risk-Based Tier 1 capital $ 10,239 $ 10,303 $ 10,335 $ 10,220 $ 10,173 Risk-weighted assets 61,057 63,635 64,543 64,678 64,971 Ratio 16.8% 16.2% 16.0% 15.8% 15.7% Total Risk-Based Risk-based capital $ 10,890 $ 10,952 $ 10,965 $ 10,844 $ 10,930 Risk-weighted assets 61,057 63,635 64,543 64,678 64,971 Ratio 17.8% 17.2% 17.0% 16.8% 16.8% 35

SBNA: NON-GAAP TO GAAP RECONCILIATIONS (cont.) SBNA Texas Ratio ($ in Millions) 1Q19 2Q19 3Q19 4Q19 1Q20 Total Equity $13,561 $13,736 $13,799 $13,681 $14,014 Goodwill and other intangibles (3,607) (3,632) (3,635) (3,643) (3,637) Allowance for loan losses 560 560 536 533 999 Total equity and loss allowances for Texas Ratio $10,514 $10,664 $10,700 $10,571 $11,376 Nonperforming assets $ 558 $ 528 $ 470 $ 433 $ 384 90+ DPD accruing 7 6 6 6 6 Accruing troubled debt restrcuturings 232 215 212 122 112 Total nonperforming assets $ 797 $ 749 $ 688 $ 561 $ 502 Texas ratio 7.6% 7.0% 6.4% 5.3% 4.4% 36

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